UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 31, 2006

CASCADE MICROTECH, INC.

(Exact name of registrant as specified in its charter)

OREGON	000-51072	93-0856709
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2430 N.W. 206th Avenue
Beaverton, Oregon 97006
(503) 601-1000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                          Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Cascade Microtech, Inc. (the “Company”) adopted an amendment to the Company’s Second Amended and Restated Bylaws, effective as of March, 31, 2006, to add a new Section 3.17 that authorizes the Board of Directors to elect one or more of its former directors to serve as director emeritus. A copy of the amendment to the Company’s Second Amended and Restated Bylaws is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01.                                          FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 Exhibits.

3.1                                 Amendment to Second Amended and Restated Bylaws of Cascade Microtech, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on April 5, 2006.

CASCADE MICROTECH, INC.
(Registrant)

By	/s/ Steven Sipowicz
Steven Sipowicz
Chief Financial Officer